REVENUE	12 Months Ended
Dec. 31, 2020
Disclosure of revenue from contracts with customers [Abstract]
Disclosure of revenue from contracts with customers [text block]
Disaggregation of Revenue

The following table disaggregates revenue by metal:

For the years ended December 31,	2020	2019
Gold	$1,341.8	$1,262.8
Silver	219.2	178.5
Copper	—	162.7
Total revenue from contracts with customers	$1,561.0	$1,604.0
Provisional pricing adjustments (i)	—	8.2
Total revenue	$1,561.0	$1,612.2
(i)    Amount represents the provisional pricing adjustments related to silver and copper concentrate from the Cerro Moro and Chapada mines, respectively.
Transaction Price Allocated to the Remaining Performance Obligations
Revenue allocated to remaining performance obligations represents contracted revenue that has not yet been recognized, which includes deferred revenue amounts relating to the Company's streaming arrangement that will be invoiced and recognized as revenue in future periods. The Company applies the practical expedient in paragraph 121 of IFRS 15 and does not disclose information about remaining performance obligations that have original expected durations of one year or less.
At December 31, 2020 the aggregate amount of the revenue allocated to unsatisfied performance obligations was $77.6 million.
The Company expects to recognize approximately $17.1 million of this revenue over the next 12 months and the remainder over a period of approximately 11 years.